RISK MANAGEMENT	12 Months Ended
Dec. 31, 2017
Risk Management
RISK MANAGEMENT

NOTE 37

RISK MANAGEMENT

Introduction and general description

The Bank, due to its activities with financial instruments is exposed to several types of risks. The main risks related to financial instruments that apply to the Bank are as follows:

-	Market risk: rises from holding financial instruments whose value may be affected by fluctuations in market conditions, generally including the following types of risk:

a.	Foreign exchange risk: this arises as a consequence of exchange rate fluctuations among currencies.
b.	Interest rate risk: this arises as a consequence of fluctuations in market interest rates.
c.	Price risk: this arises as a consequence of changes in market prices, either due to factors specific to the instrument itself or due to factors that affect all the instruments negotiated in the market.
d.	Inflation risk: this arises as a consequence of changes in Chile’s inflation rate, whose effect would be mainly applicable to financial instruments denominated in UFs.

-	Credit risk: this is the risk that one of the parties to a financial instrument fails to meet its contractual obligations for reasons of insolvency or inability of the individuals or legal entities in question to continue as a going concern, causing a financial loss to the other party.

-	Liquidity risk: is the possibility that an entity may be unable to meet its payment commitments, or that in order to meet them, it may have to raise funds with onerous terms or risk damage to its image and reputation.

-	Capital risk: this is the risk that the Bank may have an insufficient amount and/or quality of capital to meet the minimum regulatory requirement to operate as a bank, respond to market expectations regarding its creditworthiness, and support its business growth and any strategic possibilities that might arise, in accordance with its strategic plan.

This note includes information on the Bank’s exposure to these risks and on its objectives, policies, and processes involved in their measurement and management.

Risk management structure

The Board is responsible for the establishment and monitoring of the Bank’s risk management structure, for which purpose it has an on-line corporate governance system which incorporates international recommendations and trends, adapted to Chilean regulatory conditions and given it the ability to apply the most advanced practices in the markets in which the Bank operates.

The effectiveness with which we are able to manage the balance between risk and reward is a significant factor in our ability to generate long term, stable earnings growth. Toward that end, our Board and senior management places great emphasis on risk management.

A.       Integral Risk Committee

The Integral Risk Committee of the Board is responsible for reviewing and monitoring all risks that may affect us, including reputation risk, allowing for an integral risk management. This committee serves as the governing body through which the Board supervises risk in general. It also evaluates the reasonability of the systems for measurement and control of risks.

•	Credit risk
•	Market risk
•	Operational risk
•	Solvency risk (BIS)
•	Legal risks
•	Compliance risks
•	Reputational risks

This Committee includes the Vice Chairman of the Board and five Board members. This committee also includes the CEO, the Director of Risk and other senior level executives from the commercial side of our business.

B. Audit Committee

The Audit Committee (Comité de Directores y Auditoría) is comprised of three members of the Board of Directors. The Chief Executive Officer, General Auditor and other persons from the Bank can be invited to the meetings if necessary and are present on specific matters. This Committee’s primary responsibility is to support the Board of Directors in the continuous improvement of our system of internal controls, which includes reviewing the work of both the external auditors and the Internal Audit Department. The committee is also responsible for analyzing observations made by regulatory entities of the Chilean financial system about us and for recommending measures to be taken by our management in response. This committee also performs functions of a remuneration committee as established in Chilean Law, and reviews annually the salary and bonus programs for the executive officers of the Bank. The external auditors are recommended by this committee to our Board of Directors and appointed by our shareholders at the annual shareholders’ meeting.

C. Asset and Liability Committee

The ALCO includes the Chairman of the Board and five additional members of the Board, the Chief Executive Officer, the Corporate Financial Controller, the Manager of the Financial Management Division, the Manager of Market Risk, the Manager of the Treasury Division, and other senior members of management. The ALCO meets monthly. All limits reviewed by the ALCO are measured and prepared by the Market Risk Department. The non-Board members of the ALCO meet weekly to review liquidity, funding, capital and market risk related matters.

The main functions of the ALCO are:

•	Making the most important decisions regarding our exposure to inflation, interest rate risk, funding, capital and liquidity levels. The main limits set and monitored by the ALCO (and measured by the Market Risk Department) are:
•	Review of the Bank’s inflation gap.
•	Review of the evolution of the most relevant local and international markets and monetary policies.

 D. Market Committee

The Market Committee includes the Vice-Chairman of the Board, three additional members of the Board, the Chief Executive Officer, the Manager of Global Banking and Markets, the Manager of the Treasury Division, the Manager of the Financial Management Division, the Manager of Market Risk, the Financial Controller and other senior members of management.

The Market Committee is responsible for:

•	Establishing a strategy for the Bank’s trading investment portfolio.
•	Establishing the Bank’s policies, procedures and limits with respect to its trading portfolio. The Bank’s Market Risk Department measures all risks and limits and reports these to the Market Committee.
•	Reviewing the net foreign exchange exposure and limit
•	Reviewing the evolution of the most relevant local and international markets and monetary policies.

E. Risk Department

All issues regarding risk in the Bank are the responsibility of the Bank’s Risk Department. The Risk Department reports to the CEO but has full independence, and no risk decisions can be made without its approval.

Credit risk

Credit risk is the risk that one of the parties to a financial instrument fails to meet its contractual obligations for reasons of insolvency or inability of the individuals or legal entities in question to continue as a going concern, causing a financial loss to the other party. The Bank consolidates all elements and components of credit risk exposure to manage credit risk (e.g. individual delinquency risk, inherent risk of a business line or segment, and/or geographical risk).

In Note 9 h), we present our net exposure to credit risk at December 31, 2017 and 2016.

Credit Risk Governance

The Risk Division, our credit analysis and risk management group, is largely independent of our Commercial Division. Risk evaluation teams interact regularly with our clients. For larger transactions, risk teams in our headquarters work directly with clients when evaluating credit risks and preparing credit applications. Various credit approval committees, all of which include Risk Division and Commercial Division personnel, must verify that the appropriate qualitative and quantitative parameters are met by each applicant. Each committee’s powers are defined by our Board of Directors.

Santander-Chile’s governance rules have established the existence of the Integral Risk Committee. This committee is responsible for revising and following all risks that may affect us, including reputational risk, allowing for an integral risk management. This committee serves as the governing body through which the Board supervises all risk functions. It also evaluates the reasonability of the systems for measurement and control of risks. This Committee includes the Vice Chairman of the Board and five Board members.

The Board has delegated the duty of credit risk management to the Integral Risk Committee, as well as to the Bank’s risk departments, whose roles are summarized below:

•	Formulation of credit policies, by consulting with the business units, meeting requirements of guarantees, credit evaluation, risk rating and submission of reports, documentation and legal procedures in compliance with the regulatory, legal and internal requirements of the Bank.
•	Establish the structure to approve and renew credit requests. The Bank structures credit risks by assigning limits to the concentration of that risk in terms of individual debtors, debtor groups, industry segment and country. Approval levels are assigned to the correspondent officials of the business unit (commercial, consumer, SMEs) to be exercised by that level of management. In addition, those limits are revised constantly. Teams in charge of risk evaluation at the branch level interact on a regular basis with customers; however, for larger credit requests, the risk team from the head office and the Executive Risk Committee works directly with customers to assess credit risks and prepare risk requests.
•	Limit concentrations of exposure to customers or counterparties in geographic areas or industries (for accounts receivable or loans), and by issuer, credit rating, and liquidity.
•	Develop and maintain the Bank’s credit risk classifications for the purpose of classifying risks according to the degree of exposure to financial loss that is exhibited by the respective financial instruments, with the aim of focusing risk management specifically on the associated risks.
•	Revise and evaluate credit risk. Management’s risk divisions are largely independent of the Bank’s commercial division and evaluate all credit risks in excess of the specified limits prior to loan approvals for customers or prior to the acquisition of specific investments. Credit renewal and reviews are subject to similar processes.

The following diagram illustrates the governance of our credit risk division including the committees with approval power:

Credit Approval: Loans approved on an individual basis

In preparing a credit proposal for a corporate client whose loans are approved on an individual basis, Santander-Chile’s personnel verifies such parameters as debt servicing capacity (typically including projected cash flows), the company’s financial history and projections for the economic sector in which it operates. The Risk Division is closely involved in this process, and prepares the credit application for the client. All proposals contain an analysis of the client’s strengths and weaknesses, a rating and a recommendation. Credit limits are determined not on the basis of outstanding balances of individual clients, but on the direct and indirect credit risk of entire financial groups. For example, a corporation will be evaluated together with its subsidiaries and affiliates.

Credit Approval: Loans approved on a group basis

The majority of loans to individuals and small and mid-sized companies are approved by the Standardized Risk Area through an automated credit scoring system. This system is decentralized, automated and based on multiple parameters, including demographic and information regarding credit behavior from external sources and the SBIF.

Loans analyzed on an individual basis

For loans that are greater than Ch$400 million (US$243,170), the Bank uses internal models to assign a risk category level to each borrower and its respective loans. We consider the following risk factors: industry or sector of the borrower, the borrower’s competitive position in its markets, owners or managers of the borrower, the borrower’s financial situation, the borrower’s payment capacity and the borrower’s payment behavior to calculate the estimated incurred loan loss. Through these categories, we differentiate the normal loan portfolio from the impaired one.

These are our categories:

1.	Debtors may be classified in risk categories A1, A2, A3 or B (A is applicable if they are current on their payment obligations and show no sign of deterioration in their credit quality and B is different from the A categories by a certain history of late payments). The A categories are distinguished by different PNPs (as defined below).

2.	Debtors classified as C1, C2, C3, C4, D1 or D2 include debtors whose loans with us have been charged off or administered by our Recovery Unit, or classified as Precontenciosos (PRECO or deteriorated).

For loans classified as A1, A2, A3 and B, we assign a specific provision level on an individual basis to each borrower and, therefore, the amount of loan loss allowance is determined on a case by case basis.

Estimated Incurred Loan Loss = Loan Loss Allowance

The estimated incurred loss is obtained by multiplying all risk factors defined in the following equation:

EIL= EXP x PNP x SEV

•	EIL = Estimated Incurred Loan Loss. The estimated incurred loan loss is how much could be lost in the event a debtor does not perform the obligations under the loan.
•	EXP = Exposure. This corresponds to the value of commercial loans.
•	PNP = Probability of Non-Performance. This variable, expressed as a percentage, indicates the probability that a debtor will default. This percentage is associated with the internal rating that we give to each debtor, which is determined by analyzing such parameters as debt servicing capacity.
•	SEV = Severity. This is the effective loss rate given default for debtors in the same segment, which is determined statistically based on the historical effective losses for us for each segment.

Every year, models together with PNP and SEV assumptions, are tested by the Bank’s Credit Risk Department, to ensure that they are appropriate at each reporting date so as to make sure any difference between the estimated incurred losses and real losses is reduced.

These tests focus on the validation of the sufficiency of the Bank’s allowances, and consist of comparisons between actual write-offs to allowances established by the model, and the coverage of the total allowance to actual write-offs in the most current periods. Individual loan classification and improvements to any customer classification are also presented for approval to our Risk Committee.

In accordance with such policy, every year we update appraisals of fair value of collateral before the end of the 24 month period for certain customers and such updated appraisals are considered in the calculation of the allowance for loan losses. The number of updated appraisals performed in 2015 was 43, in 2016 was 142 and 2017 it was 140, and such updated appraisals were performed mainly because of changes in customer conditions (renegotiation deterioration of financial situation increase in credit line).

For loans classified in the C and D categories, loan loss allowances are based mainly on the fair value of the collateral, adjusted for an estimate cost to sell, that each of these loans have. Allowance percentage for each category is then based on the fair value of the collateral, or the expected future cash flow from the loan for each individually evaluated non-performing loans.

Loans analyzed on a group basis

The Bank uses the concept of estimated incurred loss to quantify the allowances levels over loan analyzed on a group basis. Incurred loss is the expected provision expense that will appear one year away from the balance date of the transaction’s credit risk, considering the counterpart risk and the collateral associated to each transaction.

Following the Bank’s definition, the Bank uses group evaluation to approach transactions that have similar credit risk features, which indicate the debtor’s payment capacity of the entire debt, capital and interests, pursuant to the contract’s terms. In addition, this allows us to assess a high number of transactions with low individual amounts, whether they belong to individuals or small sized companies. Therefore, debtors and loans with similar features are grouped together and each group has a risk level assigned to it. These models are meant to be used mainly to analyze loans granted to individuals (including consumer loans, credit lines, mortgage loans and commercial loans) and commercial loans to SMEs.

Allowances are established using these models, taking into account the historical impairment and other known circumstances at the time of evaluation. After this, a historical loss rate is assigned to each portfolio profile constituting each segment. The method for assigning a profile is established based on a statistical building method, establishing a relation through a logistic regression various variables, such as payment behavior in the Bank, payment behavior outside the Bank, various socio-demographic data, among others, and a response variable that determines a client’s risk level, which in this case is 90 days of non-performance. Afterwards, common profiles are established related to a logical order and with differentiate default rates, applying the real historical loss the Bank has had with that portfolio.

Our models for loans analyzed on a group basis (consumer loans, residential mortgage loans and small-and-mid-sized commercial loans) are monitored on a monthly basis with respect to predictability and stability, using indices that seek to capture the underlying need to update the models for current loss trends. Therefore, the periods of historical net charge-offs used in the allowance model may be more than a year old as we only update the historical net charge-offs only when our assessment of predictability and stability indicators determine it is necessary.

The different risk categories are constructed and updated periodically based on the payment behavior of the client’s profile to which they belong, as well as his or her socio-demographic characteristics. Therefore, when a customer has past due balance or has missed some payments, the outcome is that the customer will move to a different segment with a higher loss rate, therefore capturing current trends for each risk profile.

Once the customers have been classified, the loan loss allowance is the product of three factors: Exposure (EXP), Probability of Non-Performance (PNP) and Severity (SEV).

EXP = Exposure. This corresponds to the value of commercial loans.

PNP = Probability of Non-Performing. This variable, expressed as a percentage, indicates the probability that a debtor will default. This percentage is associated with the internal score that we give to each debtor, which is determined by analyzing such parameters as debt servicing capacity (including, usually, projected cash flows), the company’s financial history, the solvency and capacity of shareholders and management, and projections for the economic sector in which it operates. The internal rating can be different from ratings obtained from external third parties.

SEV = Severity. This is the effective loss rate given default for debtors in the same segment, which is determined statistically based on the historical effective losses for us for each segment.

Every year, models together with PNP and SEV assumptions, are tested by the Bank’s Credit Risk Department, to ensure that they are appropriate at each reporting date so as to make sure any difference between the estimated incurred losses and real losses is reduced.

Allowances for consumer loans

The estimated incurred loss rates for consumer loans correspond to charge-offs net of recoveries. The methodology establishes the period in which the estimated incurred loss for each risk profile emerges. Once the loss has been considered to have been incurred, the estimated incurred loss rates are applied to the corresponding risk profile to obtain the net charge-off level associated with this period. The loss rates applied to each risk profile are based only on the historical net charge-off data for that specific profile within one of the four groups of consumer loans. No other statistical or other information other than net charge-offs is used to determine the loss rates.

The following diagrams set forth the allowances required by our current models for consumer loans :

Santander:

Bank	Loan type		Allowance Level(1) (Loss rate)
	Performing	New clients	Existing clients	Banefe (3)
		0.53% -19.75%	0.05%-11.92%	0.13%-18.67%

Renegotiated consumer loans which were less than 90 days past due at the time of renegotiation (2)	3.66%-30.40%	10.19%-43.71%

Consumer	Renegotiated consumer loans which were more than 90 days past due at the time of renegotiation (2)	41.50%-100%	51,11%-100%

	Days Past Due	New Clients	Existing Clients	Previously Renegotiated Bank	Previously Renegotiated Banefe (3)
	90-120	31.78%	31.78%	41.50%	51.11%
Non-performing	120-150	51.17%	51.17%	60.15%	66.65%
	150-180	59.98%	59.98%	68.86%	78.50%
	>180			Charged-off

1.	Percentage of loans outstanding
2.	This category relates only to loans which were renegotiated and were less than 90 days past due at the time of renegotiation, migrating from such category as they reached 90 days past due since renegotiation.

There are two renegotiated categories in our consumer loan portfolio:

1.	Renegotiated Consumer which were less than 90 days past due at the time of renegotiation. The allowance for loan loss percentages (or loss rates) are assigned based on eight different risk profiles which are determined based on demographic and payment behavior variables.
2.	Renegotiated Consumer which were more than 90 days past due at the time of renegotiation The loss rates are assigned based on four different risk profiles which are determined based on the number of days overdue at the time of renegotiation:

Profile 1: 180 or more days past due

Profile 2: between 150 and 180 days past due

Profile 3: between 120 and 150 days past due

Profile 4: between 90 and 120 days past due

Small- and mid-sized commercial loans

To determine the estimated incurred loss for individuals (natural persons), small- and mid-sized commercial loans collectively evaluated for impairment, we mainly analyze the payment behavior of clients, particularly the payment behavior of clients with payments that are 90 days or more past-due, clients with other weaknesses, such as early non-performance (i.e., payments that are past-due, though by less than 90 days), clients with modified loans and clients with renegotiated loans, as well as success in recovery against these clients. We also consider whether the loan has underlying mortgage collateral.

The risk categories are such that when a customer has a past-due balance or has missed some payments, the outcome is that the customer will move to a different risk category with a higher loss rate, therefore capturing current trends of the customer and, in the aggregate, current trends in the market.

In order to calculate the estimated incurred loan loss for all commercial loans collectively evaluated for impairment, the Bank sub-divided the portfolio in the following way:

Loan type		Allowance Level(1) (Loss rate)
Commercial loans analyzed on a group basis	Performing	Commercial loan to individuals w/o mortgage collateral	Commercial loan to individuals with mortgage collateral	Small Enterprise	Mid-sized Enterprise
		0.87% -15.70%	0.03%-3.98%	0.21%-14.39%	0.14%-7.31

	Renegotiated commercial loans which were less than 90 days past due at the time of renegotiation (2)	loan w/o mortgage collateral 2.93%-20.65%			loan with mortgage collateral 1.17%-8.25%

	Renegotiated commercial loans which were more than 90 days past due at the time of renegotiation (2)	Days Past Due when renegotiated	Commercial loan to individuals w/o mortgage collateral	Commercial loan to individuals with mortgage collateral	Small Enterprise	Mid-sized Enterprise
		90-179	41.69%	12.15%	30.95%	18.93%
		180-359	67.31%	23.42%	64.47%	51.86%
		360-719	75.69%	34.65%	70.15%	63.12%
		>720	83.82%	46.25%	74.53%	72.87%

	Non-performing consumer	Days Past Due	Commercial loan to individuals w/o mortgage collateral	Commercial loan to individuals with mortgage collateral	Small Enterprise	Mid-sized Enterprise	Previously renegotiated
		90-179	41.69%	12.15%	30.95%	18.93%	18.93%
		180-359	67.31%	23.42%	64.47%	51.86%	51.86%
		360-719	75.69%	34.65%	70.15%	63.12%	63.12%
		>720	83.82%	46.25%	74.53%	72.87%	72.87%

1.	Percentage of loans outstanding
2.	This category relates only to loans which were renegotiated and were less than 90 days past due at the time of renegotiation, migrating from such category as they reached 90 days past due since renegotiation.

Allowances for residential mortgage loans

The provision methodology for residential mortgage loans takes into consideration different factors in order to group customers with less the 90 days past due into seven different risk profiles. Factors considered, in the first place, are whether the customer is a new customer or with prior history with the Bank. For each of these main categories additional factors are considered in order to develop risk profiles within each risk category, including payment behavior, non-performance less than 90 days, collateral levels, renegotiation history with the Bank, and historical amounts of net charge-offs, among others. The explanation for the initial segregation into three categories, existing, new customer, is as follows: an existing customer is a customer for which there is a broader level of information and history of payment behavior with the Bank, while for a new customer the Bank has no history of payment behavior and only information from the banking system and credit bureaus is available. The risk categories are such that when a customer’s payment behavior deteriorates, the outcome is that the customer will move to a different risk category with a higher loss rate, therefore capturing the current status of the customer.

Previous to 2016, mortgage loans with more than 90 days past due balances are assigned a loss rate of 11.01%. In 2016, mortgage loans more than 90 days past due balances are assigned a loss rate depending on the loan to value. We determined that 90 days is appropriate, since our historical analysis of customer’s behavior has shown that after 90 days, customers are likely to default on their obligations, and that, over succeeding periods, the loss incurred does not increase given the high fair value of collateral percentage to loan amount required under our credit policies for this type of loan. Also, we note that the Chilean economy’s stability over the last few years has not resulted in other than insignificant fluctuations in collateral fair values on residential mortgage loan properties.

The following table sets forth the required loan loss allowance for residential mortgage loans:

Bank	Loan type	Allowance Level(1) (Loss rate)

Residential mortgage	Performing	Bank (excl Select)		Santander Select
		0.00%-5.18%		0.00%-3.88%

	Renegotiated mortgage loans which were less than 90 days past due at the time of renegotiation (2)	0.16%-8.37%

	Renegotiated mortgage loans which were more than 90 days past due at the time of renegotiation (2)	5.58%-26.25%

	Non-performing mortgage	Loan to Value
		0-60	5.58%
		60-80	8.48%
		80-90	11.93%
		>90	16.25%

1.	Percentage of loans outstanding
2.	This category relates only to loans which were renegotiated and were less than 90 days past due at the time of renegotiation, migrating from such category as they reached 90 days past due since renegotiation.

The following table shows quality assets and its related provision, based on our internal scoring policy as of December 31, 2017 and 2016:

	As of December 31,
Category	2017				2016
Commercial Portfolio	Individual	Percentage	Allowance	Percentage	Individual	Percentage	Allowance	Percentage
	MCh$	%	MCh$	%	MCh$	%	MCh$	%

A1	1,051,072	3.79%	827	0.10%	1,599,311	5.88%	923	0.12%
A2	5,957,305	21.49%	18,514	2.34%	6,437,930	23.67%	23,757	3.00%
A3	2,176,779	7.85%	27,894	3.53%	2,030,867	7.46%	29,668	3.75%
B	539,074	1.94%	32,089	4.06%	538,909	1.98%	40,545	5.13%
C1	145,033	0.52%	2,604	0.33%	121,893	0.45%	2,176	0.28%
C2	56,871	0.21%	5,104	0.65%	51,034	0.19%	4,555	0.58%
C3	39,825	0.14%	8,935	1.13%	49,901	0.18%	11,136	1.41%
C4	53,261	0.19%	19,120	2.42%	64,118	0.24%	22,894	2.90%
D1	71,896	0.26%	41,941	5.30%	73,462	0.27%	42,625	5.39%
D2	77,048	0.28%	62,234	7.87%	89,857	0.33%	72,192	9.13%
Subtotal	10,168,164	36.67%	219,262	27.73%	11,057,282	40.65%	250,471	31.69%

	Group	Percentage	Allowance	Percentage	Group	Percentage	Allowance	Percentage
	MCh$	%	MCh$	%	MCh$	%	MCh$	%
Commercial
Normal portfolio	3,488,633	12.58%	58,728	7.42%	2,741,858	10.08%	58,453	7.39%
Impaired portfolio	414,530	1.50%	160,345	20.27%	341,132	1.25%	124,653	15.76%
Subtotal	3,903,163	14.08%	219,073	27.69%	3,082,990	11.33%	183,106	23.15%
Mortgage
Normal portfolio	8,634,351	31.14%	20,174	2.55%	8,221,666	30.22%	23,699	3.00%
Impaired portfolio	462,544	1.67%	48,892	6.17%	397,688	1.46%	33,310	4.21%
Subtotal	9,096,895	32.81%	69,066	8.72%	8,619,354	31.68%	57,009	7.21%
Consumer
Normal portfolio	4,230,567	15.26%	114,099	14.42%	4,158,221	15.28%	147,979	18.72%
Impaired portfolio	327,125	1.18%	169,657	21.44%	288,584	1.06%	152,040	19.23%
Subtotal	4,557,692	16.44%	283,756	35.86%	4,446,805	16.34%	300,019	37.95%
Total	27,725,914	100.00%	791,157	100.00%	27,206,431	100.00%	790,605	100.00%

 See Note 29 for more detail of the Bank’s impaired loans and the associated allowances. Also, see Note 19 for a detail of the maturity of the Bank’s financial assets.

Credit quality

The Bank determines the credit quality of financial assets using internal credit ratings. The rating process is linked to the Bank’s approval and monitoring processes and is carried out in accordance with risk categories established by current standards. Credit quality is continuously updated based on any favorable or unfavorable developments to customers or their environments, considering aspects such as commercial and payment behavior as well as financial information.

See credit quality of loans above.

In relation to the credit quality of the investment portfolio, local regulations specify that banks are able to hold only local and foreign fixed–income securities except in certain cases. Additionally, Banco Santander Chile has internal policies to ensure that only securities approved by the Market Risk department, which are stated in the documents “APS” – Products and underlying Approval, are acquired. The Credit Risk Department sets the exposure limits to those approved APS’s . The APS is updated on daily basis.

As of December 31, 2017 and 2016, 99% and 76% respectively of our total investment portfolio correspond to securities issued by the Chilean Central Bank and US treasury notes.

Maximum exposure to credit risk

Financial assets and off-balance sheet commitments

For financial assets recognised in the Consolidated Statement of Financial Position, maximum credit risk exposure equals their carrying value. Below is the distribution by financial asset and off-balance sheet commitments of the Bank’s maximum exposure to credit risk as of December 31, 2017 and 2016, without deduction of collateral, security interests or credit improvements received:

		As of December 31,
		2017	2016
		Amount of exposure	Amount of exposure
	Note	MCh$	MCh$

Deposits in banks	4	839,561	1,709,071
Cash items in process of collection	4	668,145	495,283
Trading investments	5	485,736	396,987
Investments under resale agreements	6	-	6,736
Financial derivative contracts	7	2,238,647	2,500,782
Loans and accounts receivable from customers and interbank loans, net	8 and 9	26,934,757	26,415,826
Available for sale investments	10	2,574,546	3,388,906

Off-balance commitments:
Letters of credit issued		201,699	158,800
Foreign letters of credit confirmed		75,499	57,686
Guarantees		1,823,793	1,752,610
Available credit lines		8,135,489	7,548,820
Personal guarantees		81,577	125,050
Other irrevocable credit commitments		260,691	260,266
Total		44,320,140	44,816,823

Foreign derivative contracts

As of December 31, 2017, the Bank’s foreign exposure -including counterparty risk in the derivative instruments’ portfolio- was USD 2,090 million or 4.27% of assets. In the table below, exposure to derivative instruments is calculated by using the equivalent credit risk; which equals the replacement carrying amount plus the maximum potential value, considering the cash collateral that minimizes exposure.

Below, there are additional details regarding our exposure for those countries classified above 1 and represents our majority of exposure to categories other than 1. Below we detail as of December 31, 2017, considering fair value of derivative instruments.

Country	Classification	Derivative Instruments (adjusted to market) USD MCh$	Deposits USD MCh$	Loans USD MCh$	Financial investments USD MCh$	Total Exposure USD MCh$
Bolivia	3	0.00	0.00	0.06	0.00	0.06
China	2	0.00	0.00	243.95	0.00	243.95
Italy	2	0.00	2.38	0.78	0.00	3.16
México	2	0.00	0.01	0.00	0.00	0.01
Panamá	2	0.63	0.00	0.00	0.00	0.63
Perú	2	3.38	0.00	0.00	0.00	3.38
Thailand	2	0.00	0.00	0.31	0.00	0.31
Turkey	3	0.00	0.00	9.49	0.00	9.49
Total		4.01	2.39	254.59	0.00	260.99

The total amount of this exposure to derivative instruments must be compensated daily with collateral and, therefore, the net credit exposure is USD 0.00.

Our exposure to Spain within the group is as follows:

Counterpart	Country	Classification	Derivative instruments (market adjusted) MUSD	Deposits MUSD	Loans MUSD	Financial Investments MUSD	Exposure Exposure MUSD
Banco Santander España (*)	Spain	1	9.74	118.26	-	-	128.00

Security interests and credit improvements

The maximum exposure to credit risk is reduced in some cases by security interests, credit improvements, and other actions which mitigate the Bank’s exposure. Based on the foregoing, the creation of security interests are a necessary but not a sufficient condition for granting a loan; accordingly, the Bank’s acceptance of risks requires the verification of other variables and parameters, such as the ability to pay or generate funds in order to mitigate the risk being taken on.

The procedures used for the valuation of security interests utilize the prevailing market practices, which provide for the use of appraisals for mortgage securities, market prices for stock securities, fair value of the participating interest for investment funds, etc. All security interests received must be instrumented properly and registered on the relevant register, as well as have the approval of legal divisions of the Bank.

The risk management model includes assessing the existence of adequate and sufficient guarantees that allow recovering the credit when the debtor’s circumstances prevent them from fulfilling their obligations.

The Bank has classification tools that allow it to group the credit quality of transactions or customers. Additionally, the Bank has historical databases that keep this internally generated information to study how this probability varies. Classification tools vary according to the analyzed customer (commercial, consumer, SMEs, etc.).

Below is the detail of security interests, collateral, or credit improvements provided to the Bank as of December 31, 2017 and 2016.

	As of December 31,
	2017	2016
	MCh$	MCh$
Non-impaired financial assets:
Properties/mortgages	19,508,151	17,560,550
Investments and others	2,108,962	2,326,396
Impaired financial assets:
Properties/ mortgages	152,252	186,297
Investments and others	1,087	2,064
Total	21,770,452	20,075,307

Credit risk mitigation techniques

The Bank applies various methods of reducing credit risk, depending on the type of customer and product. As we shall see, some of these methods are specific to a particular type of transaction (e.g. real estate guarantees) while others apply to groups of transactions (e.g. netting and collateral arrangements).

Collateral

Banco Santander controls the credit risk through the use of collateral in its operations. Each business unit is responsible for credit risk management and formalizes the use of collateral in its lending policies.

Banco Santander uses guarantees in order to increase their resilience in the subject to credit risk operations. The guarantees can be used fiduciary, real, legal structures with power mitigation and compensation agreements. The Bank periodically reviews its policy guarantees by technical parameters, normative and also its historical basis, to determine whether the guarantee is legally valid and enforceable.

Credit limits are continually monitored and changed in customer behavior function. Thus, the potential loss values represent a fraction of the amount available.

Collateral refers to the assets pledged by the customer or a third party to secure the performance of an obligation. Collateral may be:

•	Financial: cash, security deposits, gold, etc.
•	Non-financial: property (both residential and commercial), other movable property, etc.

One very important example of financial collateral is the collateral agreement. Collateral agreements comprise a set of highly liquid instruments with a certain economic value that are deposited or transferred by a counterparty in favor of another party in order to guarantee or reduce any counterparty credit risk that might arise from the portfolios of derivative transactions between the parties in which there is exposure to risk.

Collateral agreements vary in nature but, whichever the specific form of collateralisation may be, the ultimate aim, as with the netting technique, is to reduce counterparty risk.

Transactions subject to a collateral agreement are assessed periodically (normally on a daily basis). The agreed-upon parameters defined in the agreement are applied to the net balance arising from these assessments, from which the collateral amount (normally cash or securities) payable to or receivable from the counterparty is obtained.

For real estate collateral periodic re-appraisal processes are in place, based on the actual market values for the different types of real estate, which meet all the requirements established by the regulator.

Specifically, mortgage loans are secured by a real property mortgage, and threshold mitigate counterparty credit risk of derivative instruments. (See note 9 c) ii) and iii), for a detail of the impaired portfolio and non-performing loans with or without guarantee).

Personal guarantees and credit derivatives

Personal guarantees are guarantees that make a third party liable for another party’s obligations to the Bank. They include, for example, security deposits and standby letters of credit. Only guarantees provided by third parties that meet the minimum requirements established by the supervisor can be recognized for capital calculation purposes.

Credit derivatives are financial instruments whose main purpose is to hedge credit risk by buying protection from a third party, whereby the Bank transfers the risk of the issuer of the underlying instrument. Credit derivatives are OTC instruments, i.e. they are not traded in organized markets.

Credit derivative hedges, mainly credit default swaps, are entered into with leading financial institutions.

Assets Received in Lieu of Payment

Assets received or awarded in lieu of payment of loans and accounts receivable from clients are recognized at their fair value (as determined by an independent appraisal). The excess of the outstanding loan balance over the fair value is charged to net income for the period, under “Provision for loan losses”. Any excess of the fair value over the outstanding loan balance, less costs to sell of the collateral, is returned to the client. These assets are subsequently adjusted to their net realizable value less cost to sale (assuming a forced sale).

At December 31, 2017, assets received or awarded in lieu of payment amounted to Ch$44,264 million (gross amount: Ch$45,704 million ; allowance: Ch$1,440 million).

At December 31, 2016, assets received or awarded in lieu of payment amounted to Ch$45,935 million (gross amount: Ch$53,493 million ; allowance: Ch$7,558 million).

Liquidity risk

Liquidity risk is the risk that the Bank may have difficulty meeting the obligations associated with its financial obligations.

Liquidity risk management

The Bank is exposed on a daily basis to requirements for cash funds from various banking activities, such as wires from checking accounts, fixed-term deposit payments, guarantee payments, disbursements on derivatives transactions, etc. As typical in the banking industry, the Bank does not hold cash funds to cover the balance of all the positions, as experience shows that only a minimum level of these funds will be withdrawn, which can be accurately predicted with a high degree of certainty.

The Bank’s approach to liquidity management is to ensure-- whenever possible--to have enough liquidity on hand to fulfill its obligations at maturity, in both normal and stressed conditions, without entering into unacceptable debts or risking the Bank’s reputation. The Board establishes limits on the minimal part of available funds close to maturity to fulfill said payments as well as over a minimum level of interbank operations and other loan facilities that should be available to cover transfers at unexpected demand levels. This is constantly reviewed. Additionally, the Bank must comply with the regulation limits established by the SBIF for maturity mismatches.

These limits affect the mismatches of future flows of income and expenditures of the Bank on an individual basis. They are:

i.       mismatches of up to 30 days for all currencies, up to the amount of basic capital;

ii.      mismatches of up to 30 days for foreign currencies, up to the amount of basic capital; and

iii.     mismatches of up to 90 days for all currencies, twice the basic capital.

The Bank’s treasury department (“Treasury”) receives information from all business units about the liquidity profile of its financial assets and liabilities in addition to details from other future cash flows that arise from future business transactions. Based on this information, Treasury keeps a short-term liquid assets portfolio, mainly composed of liquid investments, interbank loans, and advanced payments, to guarantee that the Bank has enough liquidity. Liquidity needs of business units are fulfilled through short-term transfers from Treasury to cover any short-term variation and long-term financing to address all structural liquidity requirements.

The Bank monitors its liquidity position daily to establish future flows of inflow and outflow. At each month's closing, stress tests are carried out in which a variety of scenarios are used, from normal market conditions to those that contain significant fluctuations. Liquidity policy and procedures are subjected to review and approval of the Bank’s Board. There are periodic reports which detail the Bank’s, and its subsidiaries’, liquidity position, including any exceptions and adopted correcting measures, which are also reviewed periodically by the ALCO.

The Bank relies on customer (retail) and institutional deposits, obligations to banks, debt instruments, and time deposits as its main sources of funding. Although most obligations to banks, debt instruments and time deposits have maturities of more than one year, customer (retail) and institutional deposits tend to have shorter maturities and a large proportion of them are payable within 90 days. The short-term nature of these deposits increases the Bank’s liquidity risk, and hence, the Bank actively manages this risk through continual supervision of the market trends and price management.

Liquidity management seeks to ensure that, even under adverse conditions, we have access to the funds necessary to cover client needs, maturing liabilities and capital requirements. Liquidity risk arises in the general funding for our financing, trading and investment activities. It includes the risk of unexpected increases in the cost of funding the portfolio of assets at appropriate maturities and rates, the risk of being unable to liquidate a position in a timely manner at a reasonable price and the risk that we will be required to repay liabilities earlier than anticipated.

The following table sets forth the balance of our liquidity portfolio managed by our Financial Management Division in the manner in which it is presented to the Asset and Liability Committee (ALCO) and the Board. The ALCO has determined that our liquidity portfolio must be comprised of cash plus assets that can be readily convertible into cash either through the Chilean Central Bank window, overnight deposits or instruments or the local secondary market. The management of the Bank’s liquidity portfolio is performed by the Financial Management Division under rules determined by the ALCO.

	As of December 31,
	2017	2016
	MCh$	MCh$
Financial investments for trading	485,736	396,987
Available for sale investments	2,574,546	3,388,906
Encumbered assets (net) (1)	(268,330)	(205,703)
Net cash (2)	(37,628)	16,259
Net Interbank deposits (3)	768,595	1,335,017
Total liquidity portfolio	3,522,919	4,931,466

(1) Assets encumbered through repurchase agreements are deducted from the liquidity portfolio.

(2) Cash minus reserve requirements. As is presented in Note 4 the reserve requirements are established by the monthly average reserves that the Bank must maintain in accordance with regulation governing minimum reserves.

(3) Includes overnight deposits in Central Bank, domestic banks and foreign banks.

Exposure to liquidity risk

A similar, yet not identical, measure is the calculation used to measure the Bank´s liquidity limit as established by the SBIF. The Bank determines a mismatch percentage for purposes of calculating such liquidity limit which is calculated by dividing its benefits (assets) by its obligations (liabilities) according to maturity based on estimated repricing. The mismatch amount permitted for the 30 day and under period is 1 times [regulatory] capital and for the 90 day and under period – 2 times [regulatory] capital.

The following table displays the actual derived percentages as calculated per above:

	As of December 31,
	2017%	2016%
30 days	(48.00)	(15.00)
30 days foreign currency	(22.00)	21.00
90 days	(51.00)	(37.00)

Below, is the breakdown by maturity, of the liability balances of the Bank as of December 31, 2017 and 2016:

	Demand	Up to 1 month	Between 1 and 3 months	Between 3 and 12 months	Subtotal up to 1 year	Between 1 and 3 years	Between 3 and 5 years	More than 5 years	Subtotal after 1 year	Total
As of December 31, 2017	MM$	MM$	MM$	MM$	MM$	MM$	MM$	MM$	MM$	MM$
Obligations under repurchase agreements	-	268,061	-	-	268,061	-	-	-	-	268,061
Checking accounts, time deposits and other time liabilities	8,376,371	5,120,171	4,201,271	2,299,018	19,996,831	106,833	2,811	62,362	172,006	20,168,837
Financial derivatives contracts	-	144,410	196,444	356,288	697,142	378,582	358,358	705.406	1,442,346	2,139,488
Interbank borrowings	4,130	46,013	397,419	1,030,241	1,477,803	220,554	-	-	220,554	1,698,357
Issue debt instruments	-	21,043	55,119	274,239	350,401	1,727,571	2,104,771	2,910,910	6,743,252	7,093,653
Other financial liabilities	177,663	701	2,583	31,879	212,826	27,581	404	1,219	29,204	242,030
Subtotal	8,558,164	5,600,399	4,852,836	3,991,665	23,003,064	2,461,121	2,466,344	3,679,897	8,607,362	31,610,426
Contractual interest payments	4,403	45,465	117,779	462,579	630,226	808,502	776,796	1,147,553	2,732,851	3,363,077
Total	8,562,567	5,645,864	4,970,615	4,454,244	23,633,290	3,269,623	3,243,140	4,827,450	11,340,213	34,973,503

As of December 31, 2017, the scheduled maturities of other commercial commitments, including accrued interest, were as follows:

Other Commercial Commitments	Up to 1 month	Between 1 and 3 months	Between 3 and 12 months	Between 1 and 5 years	More than 5 years	Total
(in millions of Ch$)
Guarantees	514,510	244,543	835,030	208,479	21,231	1,823,793
Confirmed foreign letters of credit	16,681	33,513	21,277	4,028	-	75,499
Letters of credit issued	12,367	115,720	43,029	30,554	29	201,699
Pledges and other commercial commitments	16,028	13,382	47,288	4,880	-	81,578
Total other commercial commitments	559,586	407,158	946,624	247,941	21,260	2,182,569

	Demand	Up to 1 month	Between 1 and 3 months	Between 3 and 12 months	Subtotal up to 1 year	Between 1 and 3 years	Between 3 and 5 years	More than 5 years	Subtotal after 1 year	Total
As of December 31, 2016	MM$	MM$	MM$	MM$	MM$	MM$	MM$	MM$	MM$	MM$
Obligations under repurchase agreements	-	212,437	-	-	212,437	-	-	-	-	212,437
Checking accounts, time deposits and other time liabilities	7,949,315	6,105,767	4,193,906	2,537,299	20,786,287	118,101	13,913	61,196	193,210	20,979,497
Financial derivatives contracts	-	92,335	122,565	263,893	478,793	494,539	346,948	971,881	1,813,368	2,292,161
Interbank borrowings	4,557	373,423	115,769	1,154,063	1,647,812	233,542	35,014	-	268,556	1,916,368
Issue debt instruments	-	43,141	185,425	922,705	1,151,271	1,168,117	1,444,593	3,562,391	6,175,101	7,326,372
Other financial liabilities	153,049	1,461	1,161	2,817	158,488	58,641	7,766	15,121	81,528	240,016
Subtotal	8,106,921	6,828,564	4,618,826	4,880,777	24,435,088	2,072,940	1,848,234	4,610,589	8,531,763	32,966,851
Contractual interest payments	2,273	56,121	170,861	537,941	767,196	1,762,884	-	987,370	2,750,254	3,517,450
Total	8,109,194	6,884,685	4,789,687	5,418,718	25,202,284	3,835,824	1,848,234	5,597,959	11,282,017	36,484,301

As of December 31, 2016, the scheduled maturities of other commercial commitments, including accrued interest, were as follows:

Other Commercial Commitments	Up to 1 month	Between 1 and 3 months	Between 3 and 12 months	Between 1 and 5 years	More than 5 years	Total
(in millions of Ch$)
Guarantees	79,457	175,437	739,170	592,017	151,435	1,737,516
Confirmed foreign letters of credit	12,247	8,125	8,505	28,809	-	57,686
Letters of credit issued	36,662	82,342	39,768	27	-	158,799
Pledges and other commercial commitments	9,916	11,591	39,811	63,731	-	125,049
Total other commercial commitments	138,282	277,495	827,254	684,584	151,435	2,079,050

Market risk

Market risk arises as a consequence of the market activity, by means of financial instruments whose value can be affected by market variations, reflected in different assets and financial risk factors. The risk can be diminished by means of hedging through other products (assets/liabilities or derivative instruments) or terminating the open transaction/position. The objective of market risk management is to manage and control market risk exposure within acceptable parameters.

There are four major risk factors that affect the market prices: type of interest, type of exchange, price, and inflation. In addition and for certain positions, it is necessary to consider other risks as well, such as spread risk, base risk, commodity risk, volatility or correlation risk.

Market risk management

The Bank’s internal management measure market risk based mainly on the procedures and standards of Banco Santander Spain, which are in turn based on an analysis of three principal components:

-	trading portfolio;
-	domestic financial management portfolio;
-	foreign financial management portfolio.

The trading portfolio is comprised mainly of investments, valued at fair value, and free of any restriction on their immediate sale, which are often bought and sold by the Bank with the intent of selling them in the short term in order to benefit from short-term price fluctuations. The financial management portfolios include all the financial investments not considered a part of trading portfolio.

The ALCO has the general responsibility for the market risk. The Bank’s risk/finance department is responsible for formulating detailed management policies and applying them to the Bank’s operations, in conformity with the guidelines adopted by the ALCO and the Global Risk Department of Banco Santander Spain.

The department’s functions in connection with trading portfolio include the following:

i.	apply the “Value at Risk” (VaR) techniques to measure interest rate risk;
ii.	adjust the trading portfolios to market and measure the daily income and loss from commercial activities;
iii.	compare the real VaR with the established limits;
iv.	establish procedures to prevent losses in excess of predetermined limits; and
v.	furnish information on the trading activities to the ALCO, other members of the Bank’s management, and the Global Risk Department of Banco Santander Spain.

The department’s functions in connection with financial management portfolios include the following:

i.	perform sensitivity simulations (as explained below) to measure interest rate risk for activities denominated in local currency and the potential losses forecasted by these simulations; and
ii.	provide daily reports thereon to the ALCO, other members of the Bank’s management, and the Global Risk Department of Banco Santander Spain.

Market risk - trading portfolio

The Bank applies VaR methods to measure the market risk of its trading portfolio. The Bank has a consolidated commercial position that is made up of fixed income investments, foreign exchange trading, and a minimum position of investments in equity shares. This portfolio is mostly made of Chilean Central Bank bonds, mortgage bonds and corporate bonds issued locally at low risk. At the closing date, the trading portfolio did not show investments in another portfolio.

For the Bank, the VaR estimate is done through the historical simulation method which consists of observing the behavior of profit and loss that might have taken place with the current portfolio if the market conditions at a given time had been present and, based on that information, infer maximum losses with a determined confidence level. This method has the advantage of reflecting precisely the historical distribution of market values and not requiring any distribution assumption for a specific probability. All VaR measures are designed to establish the distribution function for the value change in a given portfolio and, once this distribution is known, to calculate the percentile related to the necessary confidence level, which will match the risk value in relation to of those parameters. As calculated by the Bank, the VaR is an estimate of the maximum expected loss of market value of a given portfolio in one day, with 99.00% confidence. It is the maximum loss in one day the Bank could expect in a given portfolio with a confidence level of 99.00%. In other words, it is the loss the Bank would have to deal only 1.0% of the time. VaR provides a single estimation of the market risk that cannot be compared with other market risks. Returns are calculated using a time window of 2 years or, at least, 520 data points gathered since the reference date in the past to calculate VaR.

The Bank does not calculate three separate VaRs. Only one VaR is calculated for the entire trading portfolio which, in addition, is separated into risk types. The VaR program carries out a historical simulation and calculates a profit (ganancia or “G”) and loss (pérdida or “P”) G&P Statement for 520 data points (days) for each risk factor (fixed income, currency, and variable income). Each risk factor’s G&P is added and a consolidated VaR is calculated with 520 data points or days. In addition, the VaR is calculated for each risk factor based on the individual G&P calculated for each. Additionally, a weighted VaR is calculated following the above mentioned method but giving a larger weight to the 30 most recent data points. The highest VaR is reported. In 2017 and 2016, we were still using the same VaR model and the methodology has not changed.sa

The Bank uses VaR estimates to issue a warning in case the statistically estimated losses for the trading portfolio exceed the cautionary levels.

Limitations of the VaR model

When applying a calculation methodology, no assumptions are made regarding the probability distribution of the changes in the risk factors; the historically observed changes are used for the risk factors on which each position in the portfolio will be valued.

It is necessary to define a valuation function fj(xi) for each instrument j, preferably the same one used to calculate the market value and income of the daily position. This valuation function will be applied in each scenario to generate simulated prices for all the instruments in each scenario.

In addition, the VaR methodology should be interpreted taking into consideration the following limitations:

-	Changes in market rates and prices may not be independent and identically distributed random variables, and may not have a normal distribution. In particular, the assumption of normal distribution may underestimate the probability of extreme market movements;

-	The historical data used by the Bank may not provide the best estimate of the joint distribution of changes in the risk factors in the future, and any modification of the data may be inadequate. In particular, the use of historical data may fail to capture the risk of potential extreme and adverse market fluctuations, regardless of the time period used;

-	A 1-day time horizon may not fully capture the market risk positions which cannot be liquidated or covered in a single day. It would not be possible to liquidate or cover all the positions in a single day;

-	The VaR is calculated at the close of business, but trading positions may change substantially in the course of the trading day;

-	The use of a 99% level of confidence does not take account of, or make any statement about, the losses that could occur outside of that degree of confidence; and

-	A model such as the VaR does not capture all the complex effects of the risk factors over the value of the positions or portfolios, and accordingly, it could underestimate potential losses.

At no time in 2017 and 2016 did the Bank exceed the VaR limits in connection with the three components which comprise the trading portfolio: fixed-income investments, variable-income investments and foreign currency investments.

The Bank carries out back-testings on a daily basis and, generally, discovers that trading losses exceed the estimated VaR approximately one out of hundred business days. Also, a maximum VaR limit was established that can be applied over the trading portfolio. Both in 2017 and 2016, the Bank has kept within the maximum limit it established for the VaR; even when the real VaR exceeded estimations.

High, low and average levels for each component and year were as follows:

VaR	2017 USDMM	2016 USDMM
Consolidated:
High	5.71	3.95
Low	1.56	1.08
Average	3.01	2.25

Fixed-income investments:
High	5.51	2.71
Low	1.15	0.55
Average	2.36	1.33

Variable-income investments
High	0.01	0.03
Low	0.00	0.00
Average	0.00	0.00

Foreign currency investments
High	4.21	3.83
Low	0.53	0.61
Average	1.71	1.91

Market risk - local and foreign financial management

The Bank’s financial management portfolio includes most of the Bank’s non-trading assets and liabilities, including the credit/loan portfolio. For these portfolios, investment and financing decisions are strongly influenced by the Bank’s commercial strategies.

The Bank uses a sensitivity analysis to measure market risk for domestic and foreign currencies (not included in the trading portfolio). The Bank carries out a simulation of scenarios that will be calculated as the difference between current flows in the chosen scenario (curve with a parallel movement of 100 basis points (“bp”) in all its sections) and its value in the base scenario (current market). All positions in domestic currency indexed to inflation (UF) are adjusted by a sensitivity factor of 0.57 which represents a change in the curve of 57bp in all real rates and 100 bp in nominal rates. The same scenario is carried out for net positions in foreign currency and interest rates in USD. In addition, the Bank has established limits regarding maximum loss this kind of movement in interest rates can have over capital and net financial income budgeted for the year.

To establish the consolidated limit, we add the foreign currency limit to the domestic currency limit and multiple by 2 the sum of the multiplication of them together both for net financial loss limit as well as for the capital and reserves loss limit, using the following formula:

Consolidated limit = square root of a2 + b2 + 2ab

a: domestic currency limit

b: foreign currency limit

Since we assume the correlation is 0; 2ab = 0. 2ab = 0.

Limitations of the sensitivity models

The most important assumption is using an exchange rate of 100 bp based on yield curve (57 bp for real rates). The Bank uses a 100 bp exchange since sudden changes of this magnitude are considered realistic. Santander Spain Global Risk Department has also established comparable limits by country, so as to compare, control and consolidate market risk by country in a realistic and orderly fashion.

In addition, the sensitivity simulation methodology should be interpreted taking into consideration the following limitations:

-	The simulation of scenarios assumes that the volumes remain consistent in the Bank’s Consolidated Statements of Financial Position and are always renewed at maturity, thereby omitting the fact that certain credit risk and prepayment considerations may affect the maturity of certain positions.

-	This model assumes an identical change along the entire length of the yield curve and does not take into account the different movements for different maturities.

-	The model does not take into account the volume sensitivity which results from interest rate changes.

-	The limits to losses of budgeted financial income are calculated based on the financial income foreseen for the year, which may not be actually earned, meaning that the real percentage of financial income at risk may be higher than the expected one.

Market risk – Financial management portfolio – December 31, 2017 and 2016

	2017		2016
	Effect on financial income	Effect on capital	Effect on financial income	Effect on capital

Financial management portfolio – local currency (MCh$)
Loss limit	48,000	175,000	48,000	175,000
High	(37,148)	(141,287)	30,853	146,208
Low	(22,958)	(112,818)	21,978	108,249
Average	(29,110)	(128,506)	26,119	120,159
Financial management portfolio – foreign currency (Th$US)
Loss limit	30	75	30	75
High	16	42	14	35
Low	4	15	6	13
Average	10	23	10	26
Financial management portfolio – consolidated (in MCh$)
Loss limit	48,000	175,000	48,000	175,000
High	(38,249)	(142,442)	31,764	145,566
Low	(23,571)	(112,277)	23,088	107,959
Average	(29,948)	(128,360)	27,390	119,632

Capital risk

The Group defines capital risk as the risk that the Group or any of its companies may have an insufficient amount and/or quality of capital to: meet the minimum regulatory requirements in order to operate as a bank; respond to market expectations regarding its creditworthiness; and support its business growth and any strategic possibilities that might arise, in accordance with its strategic plan.

The objectives in this connection include most notably:

•	To meet the internal capital and capital adequacy targets
•	To meet the regulatory requirements
•	To align the Bank’s strategic plan with the capital expectations of external agents (rating agencies, shareholders and investors, customers, supervisors, etc.)
•	To support the growth of the businesses and any strategic opportunities that may arise

The Group has a capital adequacy position that surpasses the levels required by regulations.

Capital management seeks to optimize value creation at the Bank an at its different business segment. The Bank continuously evaluates it risk-return ratios through its basic capital, effective net equity, economic capital and return on equity. With regard to capital adequacy, the Banks conducts its internal process based on the SBIF standards which are based on Basel Capital Accord (Basel I). Economic capital is the capital required to support all the risk of the business activity with a given solvency level.

Capital is managed according to the risk environment, the economic performance of Chile and the business cycle. Board may modify our current equity policies to address changes in the mentioned risk environment.

Minimum Capital

Under the General Banking Law, a bank is required to have a minimum of UF800,000 (approximately Ch$21,438 million or U.S.$34.7 million as of December 31, 2017) of paid-in capital and reserves, calculated in accordance with Chilean GAAP.

Capital adequacy requirement

Chilean banks are required by the General Banking Law to maintain regulatory capital of at least 8% of risk-weighted assets, net of required loan loss allowance and deductions, and paid-in capital and reserves (“basic capital”) of at least 3% of total assets, net of required loan loss allowances. Regulatory capital and basic capital are calculated based on the consolidated financial statements prepared in accordance with the Compendium of Accounting Standards issued by the SBIF the Chilean regulatory agency. As we are the result of the merger between two predecessors with a relevant market share in the Chilean market, we are currently required to maintain a minimum regulatory capital to risk-weighted assets ratio of 11%. As of December 31, 2017, the ratio of our regulatory capital to risk-weighted assets, net of loan loss allowance and deductions, was 13.91% and our core capital ratio was 10.99%.

Regulatory capital is defined as the aggregate of:

•       a bank’s paid-in capital and reserves, excluding capital attributable to subsidiaries and foreign branches or basic capital;

•       its subordinated bonds, valued at their placement price (but decreasing by 20.0% for each year during the period commencing six years prior to maturity), for an amount up to 50.0% of its basic capital; and

•       its voluntary allowances for loan losses for an amount of up to 1.25% of risk weighted-assets.

The levels of basic capital and effective net equity at the close of each period are as follows:

			Ratio
	As of December 31,		As of December 31,
	2017	2016	2017	2016
	MCh$	MCh$	%	%
Basic capital	3,066,180	2,868,706	7.92	7.22
Regulatory capital	3,881,252	3,657,707	13.91	13.43

Risk Concentration

The Bank operates mainly in Chile, thus most of its financial instruments are concentrated in that country. See Note 9 of the financial statements for a detail of the concentration of the Bank’s loans and accounts receivable by industry.